Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We do not have any formal policy that requires us to grant, or avoid granting, equity awards to our executive officers at certain times. We typically grant annual equity awards to our executive officers in January or February, with the dates for the committee meetings to approve these annual awards set in advance on a fairly consistent schedule each year. The timing of any non-routine equity grants to executive officers, including new hires and entry into new employment agreements, are typically tied to the event giving rise to the award. As a result, we do not time the disclosure of material non-public information for the purpose of affecting the value or exercise price of our equity awards, including stock options or Class O LTIP units.
As part of our overall compensation program, we do not typically grant stock options or option-like equity awards to our executive officers. No NEOs received grants of Class O LTIP awards in 2025. However, our CFO, Mr. DiLiberto, received an award of Class O LTIP units in connection with his new employment agreement entered into in 2026, which award will be disclosed in our proxy statement next year. We filed a Form 8-K relating to such grant and the new employment agreement on March 4, 2026.

Award Timing Method	We typically grant annual equity awards to our executive officers in January or February, with the dates for the committee meetings to approve these annual awards set in advance on a fairly consistent schedule each year.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	we do not time the disclosure of material non-public information for the purpose of affecting the value or exercise price of our equity awards, including stock options or Class O LTIP units.
MNPI Disclosure Timed for Compensation Value	false